LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE EQUITY FUND

620 Eighth Avenue

New York, New York 10018

Special Meeting of Shareholders to be held on December 10, 2014

September 8, 2014

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to ClearBridge Equity Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Trust”). Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders (“Meeting”) for the Target Fund to be held on December 10, 2014, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding the Target Fund. The transaction involves a proposal to reorganize the Target Fund into ClearBridge Large Cap Growth Fund, also a series of the Trust (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board unanimously recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Kenneth D. Fuller, President

Legg Mason Partners Equity Trust

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE EQUITY FUND

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize ClearBridge Equity Fund (the “Target Fund”) into ClearBridge Large Cap Growth Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), each a series of Legg Mason Partners Equity Trust (the “Trust”). While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of Trustees of the Trust (the “Board”) has unanimously approved a reorganization (the “Reorganization”), subject to shareholder approval, under which the Target Fund would be combined with the Acquiring Fund, another series of the Trust managed by Legg Mason Partners Fund Advisor, LLC (“LMPFA”), which has investment objectives, policies and strategies similar to those of the Target Fund. If shareholders of the Target Fund approve the Reorganization, you would become a shareholder of the Acquiring Fund. The Acquiring Fund, after the Reorganization, is sometimes referred to herein as the “Combined Fund.”

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization is approved, the Target Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own on the date of the Reorganization.

In addition, it is currently anticipated that slightly more than half of the portfolio securities held by the Target Fund will be sold prior to and solely and directly related to the Reorganization. Any net capital gains recognized on these sales will be distributed to Target Fund shareholders. It is currently anticipated that shareholders will receive approximately $2.32 per share in capital gains as a result of these sales, and these distributions will be taxable to shareholders. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The Target Fund’s Board and management believe that the Reorganization is in the best interests of the Target Fund and its shareholders. The Reorganization is a part of management’s continuing effort to rationalize the Legg Mason equity funds into a more cohesive product set and eliminate overlapping products. This in turn may provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time. In addition, the Target Fund generally has underperformed relative to its peer group and prospectus benchmark. The Board does not expect the Target Fund to experience significant growth in the foreseeable future and believes that the Combined Fund would be better positioned for growth than the Target Fund on its own. The Board believes that maintenance of the status quo, a change in the Target Fund’s portfolio manager or a repurposing of the Target Fund’s investment strategy would not be in the best interests of shareholders because the Target Fund, with its track record of underperformance, would still have limited opportunities for sales and would not likely achieve economies of scale in the near term. Moreover, any change in investment strategy could result in additional portfolio transaction costs for, and have a negative tax impact on, the Target Fund and its shareholders. The Board also believes that the proposed Reorganization is preferable to liquidating the Target Fund, as it will provide shareholders with the opportunity to continue participating in a fund with a similar investment program that is part of a large, diverse fund family.

The Acquiring Fund has had better average annual total return performance than the Target Fund over the one-, three- and five-year periods ended May 30, 2014 for the share classes outstanding during those periods. The Target Fund had slightly better performance for the ten-year period ended May 30, 2014; however, for part of that period it was organized as a closed-end fund and was thus not subject to the cash flow fluctuations and liquidity requirements of an open-end fund. The

Target Fund’s past performance may have been different if it had been an open-end fund since inception. In addition, based on the expenses of the Funds as of May 31, 2014, following the Reorganization, you would be a shareholder of the Combined Fund, which is expected to have higher net assets, lower gross total expense ratios for Class C and Class I shares and lower net total expense ratios for all classes based on current and/or proposed contractual arrangements for waiving fees and/or reimbursing expenses in place for each Fund.

The Board also considered the continuity of investment management services. LMPFA and ClearBridge Investments, LLC currently serve as investment manager and subadviser, respectively, for both Funds, and Western Asset Management Company manages cash and short-term instruments for both Funds. The Acquiring Fund’s portfolio managers would manage the Combined Fund.

Q.	ARE THE TARGET FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between the Target Fund and the Acquiring Fund. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

	ClearBridge Equity Fund (Target Fund)	ClearBridge Large Cap Growth Fund (Acquiring Fund)
Investment Objective(s)	The Target Fund seeks growth and conservation of capital. Income is a secondary investment objective.	The Acquiring Fund seeks long-term capital growth.

Issuer Market Capitalization	Under normal circumstances, the Target Fund invests at least 80% of its assets in equity securities. The Target Fund invests primarily in common stock or securities convertible into common stock of companies in industries the portfolio manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential. The Target Fund emphasizes investments in U.S. stocks with large capitalizations, but also invests in stocks with small and medium capitalizations.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations.

As a non-principal strategy, the Acquiring Fund may invest up to 20% of its assets in the equity securities of companies other than those with large market capitalizations.

Foreign Investments	The Target Fund may invest up to 25% of its net assets in foreign securities, including up to 10% of its assets in securities of emerging market issuers.	The Acquiring Fund may invest up to 10% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Fixed Income Securities	The Target Fund may invest up to 20% of its assets in fixed income securities, some or all of which may be high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio manager to be of equivalent quality (commonly referred to as “junk bonds”). The Target Fund may invest up to 10% of its assets in foreign fixed income securities.	The Acquiring Fund does not invest in fixed income securities.

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	Target Fund	Acquiring Fund
Dividends and Other Distributions	The Target Fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The Target Fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary.	The Acquiring Fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The Target Fund may pay additional distributions and dividends in order to avoid a federal tax.

Q.	HOW IS THE REORGANIZATION EXPECTED TO IMPACT FUND FEES AND EXPENSES?

A. The Reorganization is expected to have the following impact on the fees and expenses of the corresponding classes of the Target Fund:

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Gross and net total operating expenses of Class C and Class I shares of the Combined Fund are expected to be lower than gross and net total operating expenses of the corresponding classes of the Target Fund.

•

Gross total operating expenses of Class A and Class O shares of the Combined Fund are expected to be higher than gross total operating expenses of the corresponding classes of the Target Fund. LMPFA has agreed to cap net total operating expenses for those classes so that they do not exceed the total net operating expenses of the corresponding classes of the Target Fund through December 31, 2016. Please see “Summary—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

•

Based on asset levels as of each Fund’s most recent fiscal year end, the Acquiring Fund pays a management fee at the rate of 0.75% of average daily net assets, which is higher than the Target Fund’s effective management fee rate of 0.62% of average daily net assets. Based on those asset levels, the management fee rate of the Combined Fund is expected to be higher than the Target Fund’s management fee rate (increasing from 0.62% of average daily net assets to 0.74% of average daily net assets). In addition, the Target Fund pays a “fulcrum fee” to the manager, which means that its management fee rate may be increased or decreased based on the performance of its Class O shares relative to the investment record of the S&P 500 Index. The Acquiring Fund’s management fee rate (which will be the same for the Combined Fund) is based on the Fund’s average daily net assets with no performance adjustment.

•	Any sales charges or deferred sales charges imposed on a class of the Combined Fund will be the same as those imposed on the corresponding class of the Target Fund.

Please see “Summary—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by the Target Fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Target Fund as a result of the Reorganization. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of Target Fund that you own on the date of the Reorganization.

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. You will receive shares of the same class of the Acquiring Fund as you hold in the Target Fund as of the close of business on the day of the closing of the Reorganization (the “Closing Date”). Class R1 shares of the Acquiring Fund will be reclassified as Class O shares contingent upon the approval and consummation of the Reorganization. No matter which class of shares you hold in the Target Fund, you will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own on the Closing Date.

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Q.	WILL I RECEIVE THE SAME NUMBER OF SHARES OF THE ACQUIRING FUND AS I CURRENTLY OWN OF THE TARGET FUND?

A. No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of business on the Closing Date. Thus, if as of the Closing Date, the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of Target Fund shares that occur before the closing of the Reorganization will be processed according to the Target Fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of the Acquiring Fund as the class of shares of the Target Fund you own on the Closing Date. Your current privilege to exchange shares of the Target Fund for shares of other funds distributed by Legg Mason Investor Services, LLC will not change.

Please see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN THE TARGET FUND PRIOR TO THE REORGANIZATION?

A. Class A, Class C, Class O and Class I shares of the Target Fund are currently available for purchase and incoming exchanges. However, if the shareholders of the Target Fund approve the Reorganization, the Target Fund will close to new purchases and exchanges approximately two business days prior to the closing of the Reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization.

If Target Fund shareholders approve the Reorganization, the Target Fund will distribute its realized capital gains to shareholders prior to the Closing Date. Fund shareholders who do not hold their shares in a tax-advantaged account will receive a taxable capital gain distribution as a result. In addition, it is anticipated that the Target Fund’s portfolio manager will sell portfolio securities prior to the Closing Date, and the Target Fund will realize capital gain or loss in connection with those sales. If the Target Fund realizes capital gains, those gains also will be distributed to shareholders prior to the Closing Date.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. The Target Fund’s manager will bear the fees, costs and expenses that are solely and directly related to the Reorganization (the “Reorganization Costs”) that are allocated to the Target Fund. The Acquiring Fund and the Acquiring

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Fund’s manager will each be responsible for 50% of the Reorganization Costs allocated to the Acquiring Fund. Transaction costs, if any, associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund before the Reorganization.

Estimated Reorganization Costs have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—Target Fund: $75,000, the Acquiring Fund: $75,000; Audit—Target Fund: $3,000, the Acquiring Fund: $3,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $78,900)—all allocated to the Target Fund.

Legg Mason, Inc., on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $43,300 for such solicitation services, to be borne by the Target Fund’s manager as Reorganization Costs as described above.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of the Target Fund do not approve the Reorganization, then you will remain a shareholder of the Target Fund and the Board may consider other alternatives.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, the Target Fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If the shareholders of the Target Fund approve the Reorganization at the Meeting on December 10, 2014, the Closing Date of the Reorganization is expected to occur on or about December 19, 2014.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of the Target Fund at the close of business on August 29, 2014, you are entitled to vote those shares, even if you are no longer a shareholder of the Target Fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare Fund Services, the Target Fund’s proxy solicitor, at 1-877-225-6908.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

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LEGG MASON PARTNERS EQUITY TRUST

(a Maryland statutory trust)

ClearBridge Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2014

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of ClearBridge Equity Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on December 10, 2014, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Target Fund by ClearBridge Large Cap Growth Fund (the “Acquiring Fund”), a series of the Trust, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on August 29, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Equity Trust

September 8, 2014

PROXY STATEMENT/PROSPECTUS

SEPTEMBER 8, 2014

PROXY STATEMENT FOR:

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Equity Fund

(the “Target Fund”)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

PROSPECTUS FOR:

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Large Cap Growth Fund

(the “Acquiring Fund”)

(the Target Fund, together with the Acquiring Fund, the “Funds” and each, a “Fund”)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Trust”), for a Special Meeting of Shareholders of the Target Fund (the “Meeting”). The Meeting will be held on December 10, 2014, at 10:00 a.m., Eastern time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of the Target Fund as of the close of business on August 29, 2014 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of the Target Fund by the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund to be distributed to the shareholders of the Target Fund (the “Reorganization”), and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization (the “Closing Date”). Thereafter, the Target Fund would be terminated as a series of the Trust.

As a shareholder of the Target Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement pursuant to which the Reorganization of the Target Fund would be accomplished. Because the Reorganization will result in shareholders of the Target Fund holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of the Target Fund is approved, the shareholders of the Target Fund will receive shares of the Acquiring Fund according to the following chart:

Target Fund—Share Class Exchanged*	Acquiring Fund—Share Class Received**
ClearBridge Equity Fund	ClearBridge Large Cap Growth Fund
Class A	Class A
Class C	Class C
Class I	Class I
Class O	Class O***

*	The Target Fund also offers Class FI and Class R shares. Class R1 shares of the Target Fund are closed to new purchases and incoming exchanges. There were no Class FI, Class R or Class R1 shares outstanding on the Record Date.

**	The Acquiring Fund also offers Class B, Class FI, Class R and Class IS shares. These classes are not offered by this Proxy Statement/Prospectus.

***	Class R1 shares of the Acquiring Fund will be reclassified as Class O shares contingent upon the approval and consummation of the Reorganization.

If the Reorganization Agreement is approved, the shareholders of the Target Fund will receive full and fractional shares of the Acquiring Fund of the corresponding classes of shares of the Target Fund set forth in the above chart.

No sales charge will be imposed on the shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by each of the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a separate series of the Trust, a registered open-end management investment company organized as a Maryland statutory trust. The investment objectives and principal investment strategies of the Target Fund are generally similar to those of the Acquiring Fund. There are, however, certain differences in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated September 8, 2014, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling Legg Mason at 1-877-721-1926.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates listed in Appendix A.

The Prospectus of the Target Fund and the Fund SAI are incorporated into this Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

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The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended October 31, 2013 and the semiannual report for the fiscal period ended April 30, 2014 are incorporated herein by reference. You may receive without charge copies of the Prospectuses, Fund SAIs, and annual and semiannual reports for the Funds by calling Legg Mason at 1-877-721-1926, or by writing the Funds at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902.

The financial highlights for the Acquiring Fund contained in the semiannual report to shareholders for the fiscal period ended May 31, 2014 are attached to this Proxy Statement/Prospectus as Appendix C. In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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i

ii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At in-person meetings held on July 30-31, 2014, the Board of the Acquiring Fund and the Target Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund as a series of the Trust.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund at the Meeting to be held on December 10, 2014, is scheduled to be effective as of the close of business on December 19, 2014, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. Class A, Class C, Class I and Class O shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund. See “Information about the Proposed Reorganization” below. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Target Fund, including all of the Independent Board Members, has concluded that participation in the Reorganization of the Target Fund is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund, having determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”)), must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the

Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

As of the date of this Proxy Statement/Prospectus, it is anticipated that in connection with the repositioning of the Target Fund’s portfolio prior to the Reorganization, the Target Fund will realize approximately $2.32 per share in capital gains as a result of these sales, of which $0.26 per share is expected to be short-term capital gain and $2.06 is expected to be long-term capital gain. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

As described further under the heading “Portfolio Securities,” it is currently anticipated that slightly more than half of the portfolio securities currently held by the Target Fund will be sold prior to and solely and directly related to the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio securities are sold and the Target Fund’s tax basis in such securities. Any net capital gains recognized on these sales will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of net realized short-term capital gain, i.e., the excess of net short-term capital gain over net long-term capital loss) during or with respect to the Target Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Target Fund’s portfolio related to the Reorganization will be borne by the Target Fund before the Reorganization. It is currently anticipated that transaction costs of approximately $130,000 or $0.004 per share (based on the outstanding shares of the Target Fund as of June 30, 2014) will be incurred by the Target Fund as a result of the repositioning of its portfolio securities in connection with the Reorganization; however, these estimates are subject to change.

Certain Defined Terms Used in This Proxy Statement/Prospectus

The Target Fund and the Acquiring Fund are each a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Acquiring Fund and Target Fund are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders” and the Board of Trustees overseeing the Acquiring Fund and the Target Fund is referred to herein as the “Board.” After giving effect to the Reorganization, the Acquiring Fund is referred to as the “Combined Fund.”

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including their principal risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. The investment objective and principal investment strategies of the Acquiring Fund will apply to the Combined Fund following the Reorganization. More information can be found in the Funds’ Prospectuses and Fund SAIs.

The Funds have similar investment objectives. The Acquiring Fund seeks long-term capital growth. The Target Fund seeks growth and conservation of capital. Income is a secondary investment objective of the Target Fund.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. The Target Fund invests at least 80% of its assets in equity securities. The Target Fund invests primarily in equity securities that, in the portfolio manager’s opinion, offer the potential for capital growth. The Target Fund may invest in issuers of any size, allowing the portfolio manager flexibility to identify investment opportunities that are expected to help the Fund achieve its investment objective. Each Fund may invest in foreign securities both directly and through depositary receipts of those securities. Each Fund also is classified as diversified. However, there are certain differences in principal investment policies and strategies between the Funds, as outlined in the chart below.

	Target Fund	Acquiring Fund
Principal Investment Policies and Strategies	Under normal circumstances, the Target Fund invests at least 80% of its assets in equity securities. The Target Fund invests primarily in common stock or securities convertible into common stock of companies in industries the portfolio manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential. The Target Fund emphasizes investments in U.S. stocks with large capitalizations, but also invests in stocks with small and medium capitalizations.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median market capitalization of a company in the Index was approximately $7.673 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Acquiring Fund will still be considered securities of large capitalization companies for purposes of the Acquiring Fund’s 80% policy.

As a non-principal strategy, the Acquiring Fund may invest up to 20% of its assets in the equity securities of companies other than those with large market capitalizations.

Selection Process	The Target Fund intends to pursue both growth and conservation of capital while generally maintaining a rather fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital. The portfolio manager looks for companies he believes are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. The portfolio manager emphasizes individual security selection while spreading the Target Fund’s investments among industries and sectors for broad market exposure.

The portfolio managers emphasize individual security selection while diversifying the Acquiring Fund’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the portfolio managers consider:

•       Favorable earnings prospects

•       Technological innovation

Target Fund	Acquiring Fund

The portfolio manager seeks to construct an investment portfolio with a weighted average market capitalization similar to the S&P 500 Index. The portfolio manager uses fundamental analysis to identify high-quality companies—companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices—and then considers whether the stocks are relatively over- or under-valued. The portfolio manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The portfolio manager favors companies with above-average growth in dividend yields because the portfolio manager believes this shows responsible use of capital on the part of the companies. The Target Fund invests for the longer term. The portfolio manager, however, continues to reappraise the Target Fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the Target Fund’s investment policy.

The portfolio manager’s sell discipline is the result of the portfolio manager’s regular review of the Target Fund’s portfolio holdings. If a company’s fundamentals deteriorate or its business fails to meet the portfolio manager’s expectations for growth or conservation of capital, the portfolio manager evaluates the stock as a sale candidate. The portfolio manager continually assesses the risk and reward profile of companies in the portfolio. The portfolio manager generally will reduce a position as risk and reward become less favorable. The portfolio manager generally will eliminate a position whose valuation becomes excessive or unsustainable. The portfolio manager may also sell a stock to substitute a similar company with a materially better risk and reward.

•       Industry dominance

•       Competitive products and services

•       Global scope

•       Long-term operating history

•       Consistent and sustainable long-term growth in dividends and earnings per share

•       Strong cash flow

•       High return on equity

•       Strong financial condition

•       Experienced and effective management

	Target Fund	Acquiring Fund

Foreign Investments	The Target Fund may invest up to 25% of its net assets in foreign securities, including up to 10% of its assets in securities of emerging market issuers.	The Acquiring Fund may invest up to 10% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Fixed Income Securities	The Target Fund may invest up to 20% of its assets in fixed income securities, some or all of which may be high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio manager to be of equivalent quality (commonly referred to as “junk bonds”). The Target Fund may invest up to 10% of its assets in foreign fixed income securities.	The Acquiring Fund does not invest in fixed income securities.

Dividends and Other Distributions	The Target Fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The Target Fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary.	The Acquiring Fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The Acquiring Fund may pay additional distributions and dividends in order to avoid a federal tax.

The Target Fund and the Acquiring Fund are subject to similar principal risk factors, which are described below.

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Target Fund.

Following the Reorganization, if approved by shareholders, the effective management fee rate of the Combined Fund is expected to be 0.74% of its average daily net assets, assuming the combined asset levels of the Acquiring Fund and the Target Fund as of each Fund’s fiscal year end. This fee rate is lower than the Acquiring Fund’s effective management fee rate at asset levels as of November 30, 2013 (0.75% of average daily net assets) but higher than the Target Fund’s effective management fee rate at asset levels as of October 31, 2013 (0.62% of average daily net assets).

Based on the expenses of the Acquiring Fund as of its current prospectus dated March 31, 2014 and of the Target Fund as of its current prospectus dated March 1, 2014, the post-Reorganization total operating expense ratio of each class of shares of the Combined Fund is expected to be the same as or lower than the pre-Reorganization expense ratio of such class of shares of the Target Fund, after any applicable contractual fee waiver and/or expense reimbursement arrangements. Specifically, gross and net total operating expenses of Class C and Class I shares of the Combined Fund are expected to be lower than gross and net total operating expenses of the corresponding classes of the Target Fund. Gross total operating expenses of Class A and Class O shares of the Combined Fund are expected to be higher than those of the corresponding classes of the Target Fund; however, LMPFA has agreed to cap net total operating expenses for those classes, so that those expenses do not exceed the total operating expenses of the corresponding classes of the Target Fund through December 31, 2016. The Reorganization, if approved by shareholders, will not have any effect on the shareholder services available to shareholders of the Target Fund as shareholders of the Combined Fund. Please see “Summary—Comparison of Fees and Expenses” in this Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of shares of the Target Fund as of the end of its fiscal year on October 31, 2013, as shown in its current prospectus dated March 1, 2014, and of shares of the Acquiring Fund as of the end of its fiscal year on November 30, 2013, as shown in its current prospectus dated March 31, 2014, and show the estimated fees and expenses of the Combined Fund, on a pro forma basis, as if the Reorganization had occurred on May 31, 2014. The estimates are based on contracts and agreements in effect as of May 31, 2014, unless otherwise noted, and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of the prior fiscal year end. Accordingly, the actual fees and expenses of each class of each Fund and the Combined Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those as of May 31, 2014. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the Combined Fund. For information concerning the net assets of each Fund and class as of July 31, 2014, please see “Additional Information about the Target Fund and the Acquiring Fund—Capitalization.”

	Pre-Reorganization[1]		Pro Forma Combined Fund
	ClearBridge Equity Fund	ClearBridge Large Cap Growth Fund	ClearBridge Large Cap Growth Fund
	Class A	Class A	Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75	5.75	5.75
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	Generally, none	Generally, none
Small account fee(a)	$15	$15	$15
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.62%	0.75%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.24%	0.23%

Total Annual Fund Operating Expenses	1.18%	1.24%	1.22%

Fee Waiver and/or Expense Reimbursement	— (b)	N/A	(0.04	)%(c)

Net Total Annual Fund Operating Expenses	1.18%	1.24%	1.18%

	Pre-Reorganization[1]			Pro Forma Combined Fund
	ClearBridge Equity Fund		ClearBridge Large Cap Growth Fund	ClearBridge Large Cap Growth Fund
	Class C		Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00		1.00	1.00
Small account fee(a)	$15		$15	$15
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.62%		0.75%	0.74%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%	1.00%
Other Expenses	0.39%		0.22%	0.21%

Total Annual Fund Operating Expenses	2.01%		1.97%	1.95%

Fee Waiver and/or Expense Reimbursement	(0.01	)%(b)	N/A	N/A

Net Total Annual Fund Operating Expenses	2.00%		1.97%	1.95%

	Pre-Reorganization[1]			Pro Forma Combined Fund
	ClearBridge Equity Fund		ClearBridge Large Cap Growth Fund	ClearBridge Large Cap Growth Fund
	Class I		Class I	Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Small account fee(a)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.62%		0.75%	0.74%
Distribution and/or Service (12b-1) Fees	None		None	None
Other Expenses	0.35%		0.05%	0.05%

Total Annual Fund Operating Expenses	0.97%		0.80%	0.79%

Fee Waiver and/or Expense Reimbursement	(0.02	)%(b)	— (d)	— (d)

Net Total Annual Fund Operating Expenses	0.95%		0.80%	0.79%

	Pre-Reorganization[1]	Pro Forma Combined Fund
	ClearBridge Equity Fund	ClearBridge Large Cap Growth Fund
	Class O	Class O*
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None
Small account fee(a)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.62%	0.74%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.12%	0.10%

Total Annual Fund Operating Expenses	0.74%	0.84%

Fee Waiver and/or Expense Reimbursement	— (b)	(0.10	)%(c)

Net Total Annual Fund Operating Expenses	0.74%	0.74%

[1]	Expense Ratios are from the Prospectus dated March 1, 2014 for the Target Fund and the Prospectus dated March 31, 2014 for the Acquiring Fund.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses of the Target Fund are not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 0.95% for Class I shares and 0.95% for Class O shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses of the Combined Fund are not expected to exceed 1.18% for Class A shares and 0.74% for Class O shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

(d)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses of the Acquiring Fund are not expected to exceed 1.05% for Class I shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

*	Class R1 shares of the Acquiring Fund will be reclassified as Class O shares contingent upon the approval and consummation of the Reorganization.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
ClearBridge Equity Fund (with or without redemption)	$688	$928	$1,187	$1,925
ClearBridge Large Cap Growth Fund (with or without redemption)	$694	$946	$1,217	$1,989
Pro Forma Combined ClearBridge Large Cap Growth Fund (with or without redemption)	$688	$932	$1,199	$1,960

Class C
ClearBridge Equity Fund (with redemption)	$303	$629	$1,082	$2,336
ClearBridge Equity Fund (without redemption)	$203	$629	$1,082	$2,336
ClearBridge Large Cap Growth Fund (with redemption)	$300	$618	$1,062	$2,295
ClearBridge Large Cap Growth Fund (without redemption)	$200	$618	$1,062	$2,295
Pro Forma Combined ClearBridge Large Cap Growth Value Fund (with redemption)	$298	$612	$1,052	$2,274
Pro Forma Combined ClearBridge Large Cap Growth Fund (without redemption)	$198	$612	$1,052	$2,274

Class I
ClearBridge Equity Fund (with or without redemption)	$97	$307	$534	$1,188
ClearBridge Large Cap Growth Fund (with or without redemption)	$82	$256	$444	$990
Pro Forma Combined ClearBridge Large Cap Growth Fund (with or without redemption)	$81	$253	$439	$978

Class O*
ClearBridge Equity Fund (with or without redemption)	$76	$237	$412	$919
ClearBridge Large Cap Growth Fund (with or without redemption)	N/A	N/A	N/A	N/A
Pro Forma Combined ClearBridge Large Cap Growth Fund (with or without redemption)	$76	$248	$446	$1,018

*	Class R1 shares of the Acquiring Fund will be reclassified as Class O shares contingent upon the approval and consummation of the Reorganization.

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Target Fund, the Acquiring Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund, will receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If the Reorganization is effected, it is currently anticipated that slightly over half of the portfolio securities of the Target Fund (approximately 51% as of June 30, 2014) and none of the investment portfolio of the Acquiring Fund will be sold prior to and solely and directly related to the Reorganization. It is anticipated that transaction costs of approximately $130,000 or $0.004 per share (based on the outstanding shares of the Target Fund as of June 30, 2014) will be incurred by the Target Fund to reposition its portfolio in connection with the Reorganization. As of the date of this Proxy Statement/Prospectus, it is anticipated that in connection with the repositioning of the Target Fund’s portfolio, the Target Fund will realize approximately $2.32 per share in capital gains as a result of these sales, of which $0.26 per share will be short-term capital gain and $2.06 will be long-term capital gain. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information About the Reorganization—Federal Income Tax Consequences.”

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Shareholders in the Target Fund will be subject to the same sales load and deferred sales charge schedule and distribution and/or services fees, as applicable, after the Reorganization as they currently pay. No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

The exchange privileges that shareholders of the Target Fund currently have with the other funds distributed by Legg Mason Investor Services, LLC will not change.

Procedures for the purchase, redemption, exchange and valuation of the shares of the Target Fund and the Acquiring Fund are identical. More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Investment objective,” “Principal investment strategies,” “Certain risks” and “More on the fund’s investment strategies, investments and risks.” The Prospectuses (as supplemented from time to time) are dated as follows:

Target Fund	Prospectus Dated
ClearBridge Equity Fund	March 1, 2014

Acquiring Fund	Prospectus Dated
ClearBridge Large Cap Growth Fund	March 31, 2014

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the Combined Fund following the Reorganization with the Target Fund.

Investment Objectives

The Acquiring Fund seeks long-term capital growth.

The Target Fund seeks growth and conservation of capital. Income is a secondary investment objective.

Principal Investment Policies and Strategies

Under normal circumstances, the Target Fund invests at least 80% of its assets in equity securities. The Target Fund emphasizes investments in U.S. stocks with large capitalizations but also invests in companies with small and medium capitalizations. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. As a non-principal strategy, the Acquiring Fund may invest up to 20% of its assets in the equity securities of companies other than those with large market capitalizations. The Target Fund may invest up to 20% of its assets in fixed income securities, some or all of which may be high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio manager to be of equivalent quality (commonly referred to as “junk bonds”). The Target Fund may invest up to 10% of its assets in foreign fixed income securities. The Acquiring Fund may not invest in fixed income securities. Each Fund may invest in foreign securities both directly and through depositary receipts of those securities. Both Funds are classified as diversified.

The Funds have adopted identical fundamental and additional non-fundamental policies. Following the closing of the Reorganization, the Acquiring Fund’s portfolio managers will continue to manage the Combined Fund pursuant to the Acquiring Fund’s investment restrictions. The fundamental and additional non-fundamental investment policies of the Target Fund and the Acquiring Fund are set out in Appendix G.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the Funds share many of the same risks. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•

Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•

Recent markets risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Large capitalization risk. Large capitalization companies may fall out of favor with investors.

•

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

•

Liquidity risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

•

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Acquiring Fund also characterizes the following as a principal risk of investing in the Fund:

•

Growth investing risk. The Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

The Target Fund also characterizes the following as principal risks of investing in the Fund:

•

Convertible securities risk. Convertible securities are subject to stock market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, making the convertible security more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to stock market risk.

•

Dividend-paying stock risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

•

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio manager believes appropriate and may offer greater potential for losses.

•

Foreign investments and emerging market risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager, portfolio managers and dividend and distribution policies of the Target Fund and the Acquiring Fund.

	ClearBridge Equity Fund (Target Fund)	ClearBridge Large Cap Growth Fund (Acquiring Fund)
Investment Objective	The Target Fund seeks growth and conservation of capital. Income is a secondary investment objective.	The Acquiring Fund seeks long-term capital growth.

Principal Investment Policies and Strategies	Under normal circumstances, the Target Fund invests at least 80% of its assets in equity securities. The Target Fund invests primarily in common stock or securities convertible into common stock of companies in industries the portfolio manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential. The Target Fund emphasizes investments in U.S. stocks with large capitalizations, but also invests in stocks with small and medium capitalizations.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median market capitalization of a company in the Index was approximately $7.673 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Acquiring Fund will still be considered securities of large capitalization companies for purposes of the Acquiring Fund’s 80% policy.

As a non-principal strategy, the Acquiring Fund may invest up to 20% of its assets in the equity securities of companies other than those with large market capitalizations.

Selection Process

The Target Fund intends to pursue both growth and conservation of capital while generally maintaining a rather fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital. The portfolio manager looks for companies he believes are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. The portfolio manager emphasizes individual security selection while spreading the Target Fund’s investments among industries and sectors for broad market exposure.

The portfolio manager seeks to construct an investment portfolio with

The portfolio managers emphasize individual security selection while diversifying the Acquiring Fund’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the portfolio managers consider:

•       Favorable earnings prospects

•       Technological innovation

•       Industry dominance

ClearBridge Equity Fund (Target Fund)	ClearBridge Large Cap Growth Fund (Acquiring Fund)

a weighted average market capitalization similar to the S&P 500 Index. The portfolio manager uses fundamental analysis to identify high-quality companies—companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices—and then considers whether the stocks are relatively over- or under-valued. The portfolio manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The portfolio manager favors companies with above-average growth in dividend yields because the portfolio manager believes this shows responsible use of capital on the part of the companies. The Target Fund invests for the longer term. The portfolio manager, however, continues to reappraise the Target Fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the Target Fund’s investment policy.

The portfolio manager’s sell discipline is the result of the portfolio manager’s regular review of the Target Fund’s portfolio holdings. If a company’s fundamentals deteriorate or its business fails to meet the portfolio manager’s expectations for growth or conservation of capital, the portfolio manager evaluates the stock as a sale candidate. The portfolio manager continually assesses the risk and reward profile of companies in the portfolio. The portfolio manager generally will reduce a position as risk and reward become less favorable. The portfolio manager generally will eliminate a position whose valuation becomes excessive or unsustainable. The portfolio manager may also sell a stock to substitute a similar company with a materially better risk and reward.

•      Competitive products and services

•      Global scope

•      Long-term operating history

•      Consistent and sustainable long-term growth in dividends and earnings per share

•      Strong cash flow

•      High return on equity

•      Strong financial condition

•      Experienced and effective management

	ClearBridge Equity Fund (Target Fund)	ClearBridge Large Cap Growth Fund (Acquiring Fund)
Diversification	The Target Fund is classified as diversified.	The Acquiring Fund is classified as diversified.

Foreign Investments	The Target Fund may invest up to 25% of its net assets in foreign securities, including up to 10% of its assets in securities of emerging market issuers.	The Acquiring Fund may invest up to 10% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Fixed Income Securities	The Target Fund may invest up to 20% of its assets in fixed income securities, some or all of which may be high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio manager to be of equivalent quality (commonly referred to as “junk bonds”). The Target Fund may invest up to 10% of its assets in foreign fixed income securities.	The Acquiring Fund does not invest in fixed income securities.

Investment Manager/Subadviser	Legg Mason Partners Fund Advisor, LLC (investment manager) ClearBridge Investments, LLC (subadviser) Western Asset Management Company (manages cash and short-term instruments)	Legg Mason Partners Fund Advisor, LLC (investment manager) ClearBridge Investments, LLC (subadviser) Western Asset Management Company (manages cash and short-term instruments)

Portfolio Manager(s)	Michael Kagan	Peter Bourbeau and Margaret Vitrano

Dividends and Other Distributions	The Target Fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The Target Fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary.	The Acquiring Fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The Acquiring Fund may pay additional distributions and dividends in order to avoid a federal tax.

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes some of the classes of shares that the Target Fund and Acquiring Fund currently make available and that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares. Unless otherwise indicated, the term “Fund” as used in this section of the Proxy Statement/Prospectus refers to both the Target Fund and the Acquiring Fund.

Class B, Class FI, Class R and Class IS shares of the Acquiring Fund are not offered by this Proxy Statement/Prospectus.

Choosing a Class of Shares to Buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors—Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	how much you plan to invest

•	how long you expect to own the shares

•	the expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	whether you qualify for any reduction or waiver of sales charges

•	availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. You may buy shares:

•

through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Purchase and Sale of Fund shares

You may purchase, redeem or exchange shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The Fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)

	Class A	Class C	Class O1	Class I
General	1,000/50	1,000/50	50	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*
IRAs	250/50	250/50	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None
[1]	Class O shares of the Acquiring Fund will be offered only to former Class O shareholders of the Target Fund. This information is presented for subsequent investments only.

*	Available to investors investing directly with the Fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Comparing the Fund’s Classes

The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of the Fund’s Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor

Class O	• No initial or contingent deferred sales charge • Generally lower annual expenses than the other classes • Offered only to former Class O shareholders of the Target Fund	None	None	None	None

Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes, except Class IS	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Sales Charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or call the Fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund’s SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Class O shares

Class O shares are offered only to former Class O shareholders of the Target Fund. You buy Class O shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class O shares are not subject to any distribution and/or service fees.

More about Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund’s SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C and Class I shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the Fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors—eligible investors—Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A or Class I shares. Class I shares are available for exchange from Class A or Class C shares of the Fund by participants in the Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares—Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the Fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the Fund’s SAI for more details.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the Fund, Legg Mason or its affiliates are discussed in the Fund’s SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•    Name of Fund being bought

•    Class of shares being bought

•    Dollar amount or number of shares being bought

•    Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact the Fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, Massachusetts 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the Fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and Sale of Fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the Fund or consult the Fund’s SAI.

Exchanging Shares

Generally

You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of the Fund’s Prospectus titled “Retirement and Institutional Investors—eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason Offers a Distinctive Family of Funds Tailored to Help Meet the Varying Needs of Large and Small Investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•    If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•    If you bought shares directly from the Fund, contact the Fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•    Exchanges may be made only between accounts that have identical registrations

•    Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the Fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment Minimums, Sales Charges and Other Requirements

•    In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•    You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By Telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

By Mail

Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, Massachusetts 01581

Through a Systematic Exchange Plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and Sale of Fund shares”)

For more information, please contact your Service Agent or the Fund or consult the Fund’s SAI.

Redeeming Shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By Mail

Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, Massachusetts 01581

Your written request must provide the following:

•    The Fund name, the class of shares being redeemed and your account number

•    The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•    Signature guarantees, as applicable (see “Other Things to Know about Transactions”)

By Telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•    Class of shares being redeemed

•    Account number

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•    Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•    If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•    You must elect to have all dividends and distributions reinvested

Other Things to Know about Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming Shares”)

The Fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the Fund’s other exchange and redemption procedures described above under “Exchanging Shares” and “Redeeming Shares.”

The transfer agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the Fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Fees/Mandatory Redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the Fund or through a Service Agent.

Direct Accounts

Direct accounts generally include accounts held in the name of the individual investor on the Fund’s books and records. To offset the relatively higher impact on Fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for Retirement Plans that are not employer-sponsored) for any reason (including declines in net asset value), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents; and (iv) Class O and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Non-direct Accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the Fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The Fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of Fund shares may result in tax consequences to you (see “Taxes” below for more information).

All Accounts

The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the Fund or consult the Fund’s SAI.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund, increase Fund transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the Fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the Fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares.

Under the Fund’s policies and procedures, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the Fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Fund has also adopted policies and procedures to prevent the selective release of information about the Fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the Fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The Fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

The Target Fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The Target Fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The Acquiring Fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. Both Funds may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in Fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the Fund, you may instruct the Fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the Fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the Fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the Fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the Fund’s SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the Fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year

Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption or exchange of Fund shares.

A dividend declared by the Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•	For investments in exchange-traded funds, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A Fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

Payments to Broker/Dealers and Other Financial Intermediaries

The Fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of Class A, Class C, Class I and Class O shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of the Target Fund shares (Class R1 shares of the Acquiring Fund will be reclassified as Class O shares contingent upon the approval and consummation of the Reorganization) and (3) the termination of the Target Fund as a series of the Trust. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on December 19, 2014, or on such later date as the parties may agree (“Closing Date”).

The number of full and fractional shares of the Acquiring Fund to be received by a Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As soon as reasonably practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record within each share class, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding class of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate as a series of the Trust. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will thereafter be redeemed and any share certificates representing shares of the Target Fund will be null and void.

After such distribution, the Target Fund will take all necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date without penalty to either Fund if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund, and (b) the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Agreement and Plan of Reorganization, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting of shareholders, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

Description of the Acquiring Fund’s Shares

Class A, Class C, Class O and Class I Target Fund shareholders of record as of the Closing Date will receive Class A, Class C, Class O (formerly Class R1 shares) and Class I shares of the Acquiring Fund, respectively. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board for consideration at an in-person Board meeting held on July 30-31, 2014, and was unanimously approved at that meeting. Following extensive discussions of the expected advantages and disadvantages to the Target Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Target Fund’s Board considered a number of factors in recommending the Reorganization, including the following:

•	the recommendations of LMPFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the advantages and disadvantages to shareholders of the Target Fund expected to result from the Reorganization;

•	the benefits to LMPFA and its affiliates expected to result from the Reorganization;

•	the fact that LMPFA will bear all of the costs and expenses allocated to the Target Fund solely and directly in connection with the Reorganization;

•	the annual fund operating expenses and fees that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives and principal investment strategies, policies and risks of the Acquiring Fund and the Target Fund.

The Board considered the expected benefits to Legg Mason, Inc. (“Legg Mason”), the parent company of LMPFA. If the Reorganization of the Target Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and reimbursements of expenses. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

The Board considered that, based on recent asset levels, the Target Fund pays an effective management fee at the rate of 0.62% of average daily net assets, which is lower than the Acquiring Fund’s effective management fee rate of 0.75% of average daily net assets. The Board also considered that the Target Fund has a fulcrum fee, under which its management fee may be increased or decreased based on the performance of its Class O shares relative to the investment record of the S&P 500 Index. Moreover, if the Reorganization is approved by shareholders of the Target Fund, based on asset levels as of May 31, 2014, the Combined Fund’s effective management fee rate is expected to be 0.74% of the Combined Fund’s net assets. In addition, the Board considered that, based on expenses of the Funds as of May 31, 2014, following the Reorganization, Target Fund shareholders would be shareholders in the Combined Fund that is expected to have higher net assets and lower gross and net total operating expense ratios for Class C and Class I shares. Although gross total operating expense ratios for Class A and Class O shares of the Combined Fund are expected to be higher than those of the corresponding classes of the Target Fund, the Board considered that LMPFA has agreed to cap net total operating expenses for those classes, so that those expenses do not exceed the total operating expenses of the corresponding classes of the Target Fund through December 31, 2016. Please see “Summary—Comparison of Fees and Expenses” in this Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

In addition, the Board considered that the Target Fund generally has underperformed relative to its peer group and prospectus benchmark. The Board considered the Target Fund’s growth prospects, and determined that it did not expect the Target Fund to experience significant growth in the foreseeable future. The Board also considered alternatives to the Reorganization, such as maintenance of the status quo, a change in the Target Fund’s portfolio manager or a repurposing of the Target Fund’s investment strategy, but determined that none of those options would be in the best interests of shareholders because the Target Fund, with its track record of underperformance, would still have limited opportunities for sales and would not likely achieve economies of scale in the near term. Moreover, any change in investment strategy could result in additional portfolio transaction costs for, and have a negative tax impact on, the Target Fund and its shareholders. The Board considered a liquidation of the Target Fund, but determined that it was not in the best interests of shareholders because a liquidation would result in a taxable event for those shareholders who do not hold Target Fund shares in tax-advantaged accounts, while the Reorganization is expected to be tax-free and would allow shareholders of the Target Fund the opportunity to continue to participate in a fund with a similar investment program that is part of a large, diverse fund family.

The Acquiring Fund has better average annual total return performance than the Target Fund for the one-, three-, and five-year periods ended May 30, 2014, while the Target Fund has slightly better performance for the ten-year period. For part of the ten-year period, the Target Fund was a closed-end fund. On June 30, 2006, the Target Fund’s predecessor converted from a closed-end fund to an open-end fund with the same investment objectives and substantially similar investment strategies. Shares of the closed-end fund outstanding at the time of the conversion were designated as Class O shares of the Target Fund’s predecessor. As a closed-end fund, the Target Fund’s predecessor was not subject to the cash flow fluctuations and liquidity requirements of an open-end fund. The Target Fund’s past performance may have been different if it had been an open-end fund since inception.

The proposed Reorganization was presented to the Board, on behalf of the Acquiring Fund, for consideration at a Board meeting held on July 30-31, 2014. The Board, on behalf of the Acquiring Fund, including all of the Independent Board Members, determined that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquiring Fund’s shareholders.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than LMPFA) of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of a Target Fund asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code;

(iii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund shares exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets on the date of the exchange;

(vi) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(vii) The basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(vii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

The opinion will not express an opinion as to the tax effects to the Target Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets or from any other gain required to be recognized due to the closing of the taxable year of the Target Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state, local or foreign tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences, and shareholders should consult their own tax advisers with respect to such matters.

Immediately prior to the Reorganization, the Target Fund will pay a dividend or dividends, which, together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date. Such dividends will be included in the taxable income of each of the Target Fund’s shareholders.

TERMINATION OF THE TARGET FUND

If the Reorganization of the Target Fund is effected, the Target Fund will be terminated as a series of the Trust. If the Reorganization is not approved by shareholders, the Target Fund will remain a series of the Trust and the Board may consider other alternatives.

PORTFOLIO SECURITIES

If the Reorganization is effected, it is currently anticipated that slightly over half of the portfolio securities of the Target Fund (approximately 51% as of June 30, 2014) and none of the portfolio securities of the Acquiring Fund will be sold prior to and solely and directly related to the Reorganization. It is anticipated that transaction costs of approximately $130,000 or $0.004 per share (based on the outstanding shares of the Target Fund as of June 30, 2014) will be incurred by the Target Fund to reposition its portfolio in connection with the Reorganization. As of the date of this Proxy Statement/Prospectus, it is anticipated that in connection with the repositioning of the Target Fund’s portfolio, the Target Fund will realize approximately $2.32 per share in capital gains as a result of these sales, of which $0.26 per share is expected to be short-term capital gain and $2.06 is expected to be long-term capital gain. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

INFORMATION ABOUT MANAGEMENT OF THE TARGET FUND AND THE ACQUIRING FUND

LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is each Fund’s investment manager. LMPFA also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of June 30, 2014, LMPFA’s total assets under management were approximately $233.3 billion.

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of each Fund, except for the management of cash and short-term instruments. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005, but traces back its asset management expertise over 45 years to several prominent firms including Smith Barney Asset Management, Davis Skaggs Investment Management and Salomon Brothers Asset Management. As of June 30, 2014, ClearBridge’s total assets under management were approximately $101.2 billion.

Western Asset Management Company (“Western Asset”) manages each Fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2014, the total assets under management of Western Asset and its supervised affiliates were approximately $468.9 billion.

LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2014, Legg Mason’s asset management operations had aggregate assets under management of approximately $704.3 billion.

Management of the Target Fund

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadvisers	Rate Received by Subadvisers
LMPFA	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion.	ClearBridge Western Asset	The aggregate sub-advisory fee payable to ClearBridge and Western Asset is 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements

For the fiscal year ended October 31, 2013, the Target Fund paid an effective management fee at the annual rate of 0.62% of its average daily net assets. Based on assets and performance as of December 31, 2013, the Target Fund’s management fee is comprised of a base fee of 0.63% and a performance adjustment of (0.01)%.

The Target Fund’s management fee may be increased or decreased based on the performance of its Class O shares relative to the investment record of the S&P 500 Index. This type of fee is sometimes referred to as a “fulcrum” fee. At the end of each calendar quarter, for each percentage point by which the investment performance of the Target Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of: (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Target Fund for the one-year period preceding the end of the calendar quarter. The base fee is calculated based on average daily net assets over the most recent quarter, while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the Target Fund’s historical performance during a rolling one-year period preceding the time at which it is assessed.

Under the current breakpoint fee structure for the base fee, if the assets of the Target Fund decrease, the rate of the base fee increases. Accordingly, as the Target Fund’s assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the amount by which the Target Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Target Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the Target Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

As a result, assuming the Target Fund’s current asset level, the Target Fund could pay an annualized management fee that ranges from 0.53% to 0.73% of the Target Fund’s average daily net assets. The table below illustrates the management fee rate that would be applicable based on the relative performance of the Target Fund and the S&P 500 Index during any 12-month period. The fee rate calculated with respect to any 12-month period will apply only for the next quarterly period and then will be subject to recalculation for the following quarter.

	Underperformance										Neutral	Outperformance
Difference between Target Fund performance and S&P 500 Index return (%)	-10 or more	-9	-8	-7	-6	-5	-4	-3	-2	-1	0	+1	+2	+3	+4	+5	+6	+7	+8	+9	+10 or more
Management fee (annualized) (%)	.53	.54	.55	.56	.57	.58	.59	.60	.61	.62	.63	.64	.65	.66	.67	.68	.69	.70	.71	.72	.73

The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

Information about the factors considered by the Board of the Target Fund in approving the investment management agreement with LMPFA and the subadvisory agreements with each of ClearBridge and Western Asset is contained in the Annual Report for the Target Fund for the fiscal year ended October 31, 2013.

Michael Kagan has co-managed the Target Fund since 1995 and been its sole portfolio manager since 1998. Mr. Kagan is primarily responsible for overseeing the day-to-day operation of the Target Fund and has the ultimate authority to make portfolio decisions.

Mr. Kagan is a Managing Director and Senior Portfolio Manager for ClearBridge. He has 28 years of investment industry experience. Mr. Kagan joined the subadviser or its predecessor in 1994.

The Target Fund SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any Fund shares held by the portfolio manager.

Management of the Acquiring Fund

Management and subadvisory fees paid to LMPFA, ClearBridge and Western Asset by the Acquiring Fund prior to the Reorganization are as follows:

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadvisers	Rate Received by Subadvisers
LMPFA	0.750% of assets up to and including $1 billion; 0.725% of assets over $1 billion and up to and including $2 billion; 0.700% of assets over $2 billion and up to and including $5 billion; 0.675% of assets over $5 billion and up to and including $10 billion; and 0.650% of assets over $10 billion.	ClearBridge Western Asset	The aggregate sub-advisory fee payable to ClearBridge and Western Asset is 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements

For the fiscal year ended November 30, 2013, the Acquiring Fund paid an effective management fee at the annual rate of 0.75% of its average daily net assets.

Information about the factors considered by the Board of the Acquiring Fund in approving the investment management agreement with LMPFA and the subadvisory agreements with each of ClearBridge and Western Asset is contained in the Annual Report for the Acquiring Fund for the fiscal year ended November 30, 2013.

Peter Bourbeau and Margaret Vitrano are co-portfolio managers of the Acquiring Fund. Mr. Bourbeau and Ms. Vitrano have served as portfolio managers since July 2009 and October 2012, respectively. Mr. Bourbeau and Ms. Vitrano are primarily responsible for overseeing the day-to-day operation of the Acquiring Fund and have the ultimate authority to make portfolio decisions.

Mr. Bourbeau is a Managing Director and Portfolio Manager of ClearBridge and has 22 years of investment industry experience. He joined ClearBridge in December 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Bourbeau was a director of Citigroup Global Markets Inc. (“CGMI”) and served as a Portfolio Manager at Smith Barney Asset Management (“SBAM”). He joined CGMI’s predecessor in 1991.

Ms. Vitrano is a Director and Portfolio Manager of ClearBridge and has 17 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined ClearBridge in 2005 with the Legg Mason/Citigroup transaction. Prior to that, she was a Director of CGMI and a research analyst at Citigroup. She joined a ClearBridge predecessor in 2003.

The Acquiring Fund’s portfolio managers will manage the assets of the Combined Fund if the Reorganization is approved and consummated. The Acquiring Fund’s SAI provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization. However, the increase in assets of the Acquiring Fund is expected generally to be offset by the concomitant loss of the Target Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Target Fund.

Information about the Target Fund and the Acquiring Fund is included in the Funds’ Prospectuses, Fund SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling Legg Mason at 1-877-721-1926, by writing to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504 or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of the Target Fund is October 31, 2013 and the most recent fiscal year end of the Acquiring Fund is November 30, 2013.

The financial highlights of the Acquiring Fund contained in Appendix C, except for the financial highlights for the semiannual period ended May 31, 2014, which are unaudited, have been derived from financial statements audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm.

Historical performance of each Fund is detailed in Appendix D of this Proxy Statement/Prospectus.

Distribution Arrangements

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Target Fund’s and the Acquiring Fund’s sole and exclusive distributor.

The Trust has adopted a shareholder services and distribution plan applicable to both Funds. Under the plan, the Funds pay distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares and up to 1.00% for Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class O shares and Class I shares are not subject to distribution and/or service fees under the plan.

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the Target Fund or the Acquiring Fund on which fees are being charged.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

ClearBridge Equity Fund and ClearBridge Large Cap Growth Fund

As of July 31, 2014 (Unaudited)

	ClearBridge Equity Fund	ClearBridge Large Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined ClearBridge Large Cap Growth Fund
Class A:
Net Assets	$1,733,199	$691,314,494	(25,794	)(a)	$693,021,899
Shares Outstanding	107,028	22,987,209	(50,272	)(b)	23,043,965
Net Asset Value Per Share	$16.19	$30.07			$30.07

Class C:
Net Assets	$568,258	$227,756,669	(8,497	)(a)	$228,316,430
Shares Outstanding	35,328	8,873,595	(13,524	)(b)	8,895,399
Net Asset Value Per Share	$16.09	$25.67			$25.67

Class I:
Net Assets	$596,984	$124,561,945	(4,721	)(a)	$125,154,208
Shares Outstanding	36,725	3,807,394	(18,622	)(b)	3,825,497
Net Asset Value Per Share	$16.26	$32.72			$32.72

Class O:
Net Assets	$501,758,512		(129,253	)(a)	$501,629,259
Shares Outstanding	31,097,709		(15,764,773	)(b)	15,332,936
Net Asset Value Per Share	$16.13				$32.72

(a)

Reflects adjustment for estimated reorganization costs of $39,000 for the Acquiring Fund. A portion of these costs will be borne by shareholders of classes of the Acquiring Fund not shown in the table above. Additionally, reflects portfolio transaction costs of $130,000 for the Target Fund.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

Dividends and Distributions

The Acquiring Fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The Target Fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term gains. The Target Fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. Both Funds may make additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash. Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in Fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in Fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the Fund, you may instruct the Fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the Fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the Fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the Fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus, above.

Shareholder Rights and Obligations

Each Fund is a series of the Trust, a Maryland statutory trust. Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Board may determine.

Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Board may determine. Each Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder.

Other Business

The Board of the Target Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Pursuant to the Trust’s Declaration of Trust and Bylaws, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting or otherwise brought before the meeting by or at the direction of the chairman of the meeting. Accordingly, other than procedural matters relating to proposal 1, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Shareholder Communications with the Board

A shareholder who wants to communicate with the Board or any individual Board member should write to his or her Fund to the attention of Robert I. Frenkel, Secretary, 100 First Stamford Place, 6th Floor, Stamford, Connecticut 06902. The

letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Voting Information

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Target Fund’s Board to be exercised at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about September 15, 2014 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Please see Appendix E to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Target Fund a subsequently executed proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

LMPFA will bear 100% of the costs solely and directly related to the Reorganization, including any proxy solicitation costs, allocated to the Target Fund, and LMPFA and the Acquiring Fund will each pay 50% of the costs solely and directly related to the Reorganization allocated to the Acquiring Fund. Transaction costs associated with repositioning the Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund before the Reorganization. The Target Fund will also bear all costs incurred in connection with the preparation and filing of one or more supplements to its summary prospectus, prospectus and SAI with the SEC describing (i) the Reorganization and (ii) the closing of classes to new purchases and incoming exchanges.

Estimated costs of the Reorganization have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—the Target Fund: $75,000, the Acquiring Fund: $75,000; Audit—the Target Fund: $3,000, the Acquiring Fund: $3,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $78,900)—all allocated to the Target Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Target Fund to obtain authorization for the execution of proxies. The Target Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. Legg Mason, on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $43,300, which is included in the amount above, for such solicitation services, to be borne by LMPFA as described above. Computershare Fund Services may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Target Fund shall constitute a quorum at the Meeting.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization Agreement, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

In the event that a quorum shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Reorganization Agreement are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Target Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof, was mailed or sent.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Target Fund must be received at the offices of the Target Fund, 620 Eighth Avenue, New York, New York 10018, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Target Fund or, if no such time period is specified, at a reasonable time before the Target Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Class A, Class C, Class I and Class O shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Class	Total Shares Outstanding
Class A	106,379.286
Class C	35,343.277
Class I	32,347.789
Class O	30,713,241.650

To the knowledge of the Funds, as of the Record Date, except as set forth on Appendix F, no person owned beneficially or of record 5% or more of any class of the Target Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of the Record Date, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.

THE BOARD OF THE TARGET FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Equity Trust

INDEX OF APPENDICES

APPENDIX A

Dates of Prospectuses, Fund Statements of

Additional Information and Shareholder Reports

Fund	Summary Prospectus Dated	Prospectus and Fund SAI Dated	Shareholder Report Dated
ClearBridge Equity Fund	March 1, 2014 (filed on March 3, 2014) Accession No. 0001193125-14-078042	March 1, 2014 (filed on February 20, 2014) Accession No. 0001193125-14-060459	October 31, 2013 (filed on December 24, 2013) Accession No. 0001193125-13-483967 (Annual Report) April 30, 2014 (filed on June 25, 2014) Accession No. 0001193125-14-247484 (Semiannual Report)

ClearBridge Large Cap Growth Fund	March 31, 2014 (filed on March 31, 2014) Accession No. 0001193125-14-121922	March 31, 2014 (filed on March 21, 2014) Accession No. 0001193125-14-109805	November 30, 2013 (filed on January 24, 2012) Accession No. 0001193125-14-018961 ) (Annual Report) May 31, 2014 (filed on July 22, 2014) Accession No. 0001193125-14-275698 (Semiannual Report)

A-1

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

CLEARBRIDGE LARGE CAP GROWTH FUND AND CLEARBRIDGE EQUITY FUND

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 2014, by and between Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Trust”), with its principal place of business at 620 Eighth Avenue, New York, New York 10018, on behalf of its series ClearBridge Large Cap Growth Fund (the “Acquiring Fund” or a “Fund”), and on behalf of its series ClearBridge Equity Fund (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Acquiring Fund and the Target Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the subsequent redemption of the Target Fund Shares and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and/or the Target Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid), (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) its net capital gain as defined in the Code, if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, redeem shares of the Target Fund and (c) terminate the Target Fund as a series of the Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [ ], 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of LMPFA or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws, as amended, of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, as indicated in their report, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been previously communicated, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Declaration or the bylaws, as amended, of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, as indicated in their report, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (and for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (and for the latter year expects to be) eligible to compute and has computed (and for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Trust as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the bylaws, as amended, of the Trust, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) the basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding periods in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 [Reserved.]

8.7 [Reserved.]

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, in each case on behalf of the Acquiring Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, in each case on behalf of the Target Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay half of the expenses and the out-of-pocket costs and expenses incurred by the Acquiring Fund solely and directly in connection with the Reorganization. LMPFA will pay all of the expenses and out-of-pocket costs and expenses incurred by the Target Fund solely and directly in connection with the Reorganization. Such costs and expenses include the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs. Such costs and expenses do not include: (a) the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization, (b) the costs of related prospectus disclosure changes and (c) the costs of printing and mailing a supplement to the prospectus of the Target Fund to shareholders of the Target Fund, along with postage costs, all of which costs and expenses will be borne by the Target Fund before the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund and the Target Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of its series CLEARBRIDGE LARGE CAP GROWTH FUND

By:
Name:
Title:

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of its series CLEARBRIDGE EQUITY FUND

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1

None.

APPENDIX C

Financial Highlights of ClearBridge Large Cap Growth Fund

The financial highlights tables are intended to help you understand the performance of Class A, Class C and Class I shares of the Acquiring Fund for the past five years, unless otherwise noted. The Acquiring Fund will reclassify Class R1 shares as Class O shares in connection with the approval and consummation of the Reorganization. There were no Class R1 shares of the Acquiring Fund outstanding as of the close of business on August 29, 2014. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Fund’s financial statements, which, except for the financial highlights for the semiannual period ended May 31, 2014, which are unaudited, have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$30.19	$24.29	$24.01	$22.95	$21.30	$14.92

Income (loss) from operations:
Net investment income (loss)	0.02	0.04	0.03	(0.02)	(0.07)	(0.03)
Net realized and unrealized gain	1.66	7.49	3.77	1.08	1.70	6.41
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02	—
Total income from operations	1.68	7.53	3.80	1.06	1.65	6.38

Less distributions from:
Net realized gains	(2.46)	(1.63)	(3.52)	—	—	—
Total distributions	(2.46)	(1.63)	(3.52)	—	—	—

Net asset value, end of period	$29.41	$30.19	$24.29	$24.01	$22.95	$21.30
Total return[3]	6.13%	33.26%	18.49%	4.62%	7.75%[4,5]	42.76%[5]

Net assets, end of period (millions)	$688	$657	$535	$513	$662	$1,338

Ratios to average net assets:
Gross expenses	1.23%[6]	1.24%	1.29%	1.33%	1.40%	1.25%
Net expenses[7]	1.23 [6]	1.24	1.29	1.33	1.40	1.25
Net investment income (loss)	0.17 [6]	0.17	0.13	(0.09)	(0.33)	(0.16)

Portfolio turnover rate	9%	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.65%. Class A received $1,332,739 related to this distribution.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.65% and 42.49% for 2010 and 2009, respectively.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$26.26	$21.48	$21.77	$20.95	$19.47	$13.73

Income (loss) from operations:
Net investment loss	(0.07)	(0.13)	(0.12)	(0.17)	(0.19)	(0.14)
Net realized and unrealized gain	1.40	6.54	3.35	0.99	1.56	5.88
Proceeds from settlement of a regulatory matter	—	—	—	—	0.11	—
Total income from operations	1.33	6.41	3.23	0.82	1.48	5.74

Less distributions from:
Net realized gains	(2.46)	(1.63)	(3.52)	—	—	—
Total distributions	(2.46)	(1.63)	(3.52)	—	—	—

Net asset value, end of period	$25.13	$26.26	$21.48	$21.77	$20.95	$19.47
Total return[3]	5.72%	32.28%	17.63%	3.91%	7.60%[4,5]	41.81%[5]

Net assets, end of period (millions)	$229	$231	$202	$214	$255	$299

Ratios to average net assets:
Gross expenses	2.00%[6]	1.97%	2.00%	2.00%	2.03%	1.94%
Net expenses[7]	2.00 [6]	1.97	2.00	2.00	2.03	1.94
Net investment loss	(0.60) [6]	(0.57)	(0.58)	(0.77)	(0.95)	(0.84)

Portfolio turnover rate	9%	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures, exclusive of contingent deferred sales charges (“CDSCs”), may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.04%. Class C received $1,561,711 related to this distribution.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.55% and 41.59% for 2010 and 2009, respectively.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$32.56	$25.96	$25.32	$24.12	$22.28	$15.55

Income from operations:
Net investment income	0.08	0.17	0.15	0.05	0.05	0.04
Net realized and unrealized gain	1.80	8.06	4.01	1.15	1.79	6.69
Total income from operations	1.88	8.23	4.16	1.20	1.84	6.73

Less distributions from:
Net realized gains	(2.46)	(1.63)	(3.52)	—	—	—
Total distributions	(2.46)	(1.63)	(3.52)	—	—	—

Net asset value, end of period	$31.98	$32.56	$25.96	$25.32	$24.12	$22.28
Total return[3]	6.35%	33.81%	19.03%	4.98%	8.26%[4]	43.28%[4]

Net assets, end of period (millions)	$117	$101	$40	$48	$132	$110

Ratios to average net assets:
Gross expenses	0.89%[5]	0.80%	0.81%	1.08%	0.88%	0.92%
Net expenses[6,7]	0.89 [5]	0.80	0.81	1.03 [8]	0.88	0.92
Net investment income	0.51 [5]	0.59	0.61	0.19	0.20	0.20

Portfolio turnover rate	9%	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 8.21% and 42.96% for 2010 and 2009, respectively.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

APPENDIX D

Historical Performance for Each Fund

ClearBridge Equity Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class O shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund makes updated performance information, including its current net asset value, available at the Fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the Fund), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

On June 30, 2006, the Fund’s predecessor converted from a closed-end fund to an open-end fund with the same investment objectives and substantially similar investment strategies. Shares of the closed-end fund outstanding at the time of the conversion were designated as Class O shares. The information in the bar chart and average annual total returns table for periods prior to June 30, 2006 represents the performance of the closed-end fund. As a closed-end fund, the Fund’s predecessor was not subject to the cash flow fluctuations and liquidity requirements of an open-end fund. The Fund’s past performance may have been different if it had been an open-end fund since inception.

Class O Shares

Total returns (before taxes) (%)

	Quarter Ended	Total Return
Best quarter:	6/30/2009	16.13%
Worst quarter:	12/31/2008	(21.24)%
	The year-to-date return as of the most recent calendar quarter, which ended June 30, 2014, was 5.29%.

Average annual total returns (for periods ended December 31, 2013) (%)
	1 year	5 years	10 years	Since Inception	Inception date

Class O
Return before taxes	31.46	15.73	6.55
Return after taxes on distributions	27.41	14.57	5.33
Return after taxes on distributions and sale of Fund shares	20.34	12.39	5.09

Other Classes (Return before taxes only)
Class A1	23.34	13.89	N/A	4.21	12/28/2006
Class C1	28.85	N/A	N/A	11.38	01/06/2010
Class I1	31.27	15.53	N/A	6.12	04/30/2008
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39	17.94	7.40

[1]

For Class A shares, Class C shares and Class I shares, each for the period from the class’ commencement of operations to December 31, 2013, the average annual total return of the S&P 500 Index was 6.05%, 15.38% and 7.59%, respectively.

The after-tax returns are shown only for Class O shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class O will vary from returns shown for Class O.

ClearBridge Large Cap Growth Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund makes updated performance information, including its current net asset value, available at the Fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the Fund), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Class A Shares

Total returns (before taxes) (%)

	Quarter Ended	Total Return
Best quarter:	03/31/2012	14.87%
Worst quarter:	12/31/2008	(20.84)%
	The year-to-date return as of the most recent calendar quarter, which ended June 30, 2014, was 5.10%.

Average annual total returns (for periods ended December 31, 2013) (%)
	1 year	5 years	10 years

Class A
Return before taxes	29.58	18.72	5.47
Return after taxes on distributions	26.95	17.46	4.91
Return after taxes on distributions and sale of Fund shares	18.58	15.30	4.40

Other Classes (Return before taxes only)
Class C	35.44	19.41	5.40
Class I	38.06	20.63	6.51
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48	20.39	7.83

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

APPENDIX E

Instructions for Signing Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith Jr., Executor

E-1

APPENDIX F

5% Shareholders of the Target Fund and the Acquiring Fund

To the knowledge of the Funds, as of August 29, 2014, the following persons owned beneficially or of record 5% or more of such Fund’s outstanding shares:

ClearBridge Equity Fund

Class	Name and Address of Shareholder	Percent Ownership

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	62.34%

A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.87%

A	STATE STREET BANK & TRUST CO CUST OF ROLLOVER IRA OF SYLVIE I ROWAND WASHINGTON VA 22747-0395	7.84%

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59.85%

C	NFS LLC FEBO DAVID J LEE HOBOKEN GA 31542-3242	10.12%

C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.49%

C	D.A. DAVIDSON & CO. DIANA JANCIK 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155	5.98%

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	63.19%

I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	10.83%

I	NICHOLAS WU BROOKLYN NY 11217-2018	5.43%

Class	Name and Address of Shareholder	Percent Ownership

O	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.62%

O	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7.44%

O	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	7.40%

O	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.75%

ClearBridge Large Cap Growth Fund

Class	Name and Address of Shareholder	Percent Ownership

IS	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	99.50%

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	47.52%

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	15.07%

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	48.95%

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	23.00%

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	65.68%

C	FIRST CLEARING, LLC 2801 MARKET STREET ST LOUIS MO 63103-2523	5.84%

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.28%

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	30.27%

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	15.54%

Class	Name and Address of Shareholder	Percent Ownership

R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	48.28%

R	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	16.04%

R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10.69%

R	MID ATLANTIC TRUST COMPANY FBO GULF STREAM MEDIA GROUP 401K PSP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.04%

APPENDIX G

Fundamental and Additional Non-Fundamental Investment Policies

Fundamental Investment Policies

Each Fund’s fundamental investment policies are as follows:

(1)	The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Fund from owning real estate; however, the Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Non-Fundamental Investment Policies

Each Fund’s non-fundamental investment policies are as follows:

1.	The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2.	The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Large Cap Growth Fund

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 8, 2014

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
ClearBridge Equity Fund	ClearBridge Large Cap Growth Fund

620 Eighth Avenue New York, New York 10018 1-877-721-1926	620 Eighth Avenue New York, New York 10018 1-877-721-1926

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 8, 2014, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of ClearBridge Equity Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Trust”), in exchange for the assumption of all of the Target Fund’s liabilities by, and for shares of, ClearBridge Large Cap Growth Fund (the “Acquiring Fund”), also a series of the Trust, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-877-721-1926. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Information	S-3

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on December 10, 2014, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated September 8, 2014, consists of this cover page, the accompanying pro forma financial information and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date	Accession Number
ClearBridge Large Cap Growth Fund	March 31, 2014 (filed on March 21, 2014)	0001193125-14-109805

The Statement of Additional Information of the Target Fund:

Fund	Date and Filing Date	Accession Number
ClearBridge Equity Fund	March 1, 2014 (filed on February 20, 2014)	0001193125-14-060459

The financial statements of the Acquiring Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended November 30, 2013:

Fund	Year Ended/Filing Date	Accession Number
ClearBridge Large Cap Growth Fund	November 30, 2013 (filed on January 23, 2014)	0001193125-14-018961

The financial statements of the Target Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended October 31, 2013:

Fund	Period Ended/Filing Date	Accession Number
ClearBridge Equity Fund	October 31, 2013 (filed on December 24, 2013)	0001193125-13-483967

The financial statements of the Acquiring Fund as included in the Fund’s Semiannual Report filed for the period ended May 31, 2014:

Fund	Period Ended/Filing Date	Accession Number
ClearBridge Large Cap Growth Fund	May 31, 2014 (filed on July 22, 2014)	0001193125-14-275698

The financial statements of the Target Fund as included in the Fund’s Semiannual Report filed for the period ended April 30, 2014:

Fund	Period Ended/Filing Date	Accession Number
Legg Mason Equity Fund	April 30, 2014 (filed on June 24, 2014)	0001193125-14-247484

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the fiscal year ended October 31, 2013 for the Target Fund, and for the fiscal year ended November 30, 2013 for the Acquiring Fund, and the semiannual report to shareholders, for the period ended April 30, 2014 for the Target Fund, and for the period ended May 31, 2014 for the Acquiring Fund.

At a meeting held on July 30 and 31, 2014, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all the assets, and assume all of the liabilities, of the Target Fund and the Target Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter the Target Fund will be terminated as a series of the Trust (the “Reorganization”). It is anticipated that following the Reorganization, the Acquiring Fund will be the accounting survivor of the Target Fund.

The unaudited pro forma information set forth below for the 12 months ended May 31, 2014 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at June 1, 2013.

Legg Mason Partners Fund Advisor, LLC (the “LMPFA”) is the investment manager of each of the Target Fund and the Acquiring Fund. ClearBridge Investments, LLC (“ClearBridge”) is the investment subadviser of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western Asset”) manages the cash and short-term instruments of each Fund.

The Target Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion. The Acquiring Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.750% of assets up to and including $1 billion, 0.725% of assets over $1 billion and up to and including $2 billion; 0.700% of assets over $2 billion and up to and including $5 billion; 0.675% of assets over $5 billion and up to and including $10 billion; and 0.650% of assets over $10 billion. LMPFA pays ClearBridge and Western Asset a portion of the management fees received from each Fund for subadvisory services.

The Target Fund’s management fee may be increased or decreased based on the performance of the Target Fund’s Class O shares relative to the investment record of the S&P 500 Index. This type of fee is sometimes referred to as a “fulcrum” fee. At the end of each calendar quarter, for each percentage point by which the investment performance of the Target Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of: (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Target Fund for the one-year period preceding the end of the calendar quarter. The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the Target Fund’s historical performance during a rolling one-year period preceding the time at which it is assessed. Under the current breakpoint fee structure for the base fee, if the assets of the Target Fund decrease, the rate of the base fee increases. Accordingly, as the Target Fund’s assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the amount by which the Target Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Target Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the Target Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

The Target Fund and Acquiring Fund have the same distributor, transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.

As of May 31, 2014, the net assets of: (i) the Target Fund were $506,976,503 and (ii) the Acquiring Fund were $1,053,560,478. The net assets of the Combined Fund as of May 31, 2014 would have been $1,560,536,981.

On a pro forma basis for the 12 months ended May 31, 2014, the Reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Investment management fees	$567,229
Registration fees	$(59,299)
Legal fees	$(46,454)
Audit and tax	$(30,734)
Fund accounting fees	$(14,130)
Shareholder reporting fees	$(13,613)
Miscellaneous fees	$(7,217)

Fee waivers and/or expenses reimbursed would have increased by approximately $532,082 for the 12 months ended May 31, 2014 on a pro forma basis, as a result of the proposed Reorganization.

No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization.

It is anticipated that holdings representing approximately 51% of the investment portfolio of the Target Fund (measured as of June 30, 2014) will be sold prior to the Reorganization and that none of the holdings of the Acquiring Fund will be sold as a result of the Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of May 31, 2014, the Target Fund and the Acquiring Fund had no capital loss carryovers for federal income tax purposes.

LMPFA will pay 100% of the Target Fund’s reorganization costs. The estimated reorganization costs of the Target Fund are $156,900, including $43,300 for proxy solicitation services. LMPFA will also pay 50% of the Acquiring Fund’s reorganization costs whether or not the Reorganization is consummated. The estimated reorganization costs of the Acquiring Fund are $78,000.

S-4